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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2005

                       UNIVERSAL TRUCKLOAD SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                        120510                 38-3640097
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

                      11355 Stephens Road, Warren, Michigan
                    (Address of principal executive offices)

                                      48089
                                   (Zip Code)

                                 (586) 920-0100
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On October 26, 2005, Universal Services Truckload, Inc. (the "Company") issued a press release announcing the Company's financial results for the thirteen and thirty-nine weeks ended October 1, 2005, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits.

              Exhibit No.   Description
              -----------   ----------------------------------------------------
              99.1          Press Release dated October 26, 2005 announcing the
                            Company's financial and operating results for the thirteen and thirty-nine weeks ended
                            October 1, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: October 26, 2005               /s/ Robert E. Sigler
                                     -------------------------------------------
                                     Robert E. Sigler
                                     Vice President, Chief Financial Officer,
                                     Secretary  and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
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99.1           Press Release dated October 26, 2005 announcing the Company's financial and operating results for the thirteen and thirty-nine weeks ended October 1, 2005.